QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

NOVEON, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	File No. 333-61812 (Commission File Number)	13-4143915 (IRS Employer Identification No.)
9911 Brecksville Road Cleveland, Ohio 44141 (Address of Principal Executive Offices) (Zip Code)
(216) 447-5000 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former name or address, if changed from last report)

Item 7.	Financial Statements and Exhibits
(c) Exhibits.
Exhibit 99.1 Press release of Noveon, Inc. issued February 18, 2004.
Item 9.	Regulation FD Disclosure (Providing Information Pursuant to Item 12—Results of Operations and Financial Condition)

On February 18, 2004, Noveon, Inc. issued the press release announcing its earnings for the quarter ended December 31, 2003 and the year ended December 31, 2003. Copies of the release are attached as Exhibit 99.1 hereto. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEON, INC.
Dated: February 18, 2004	By:	/s/ SEAN M. STACK Sean M. Stack Vice President and Treasurer

QuickLinks

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES